Cash and Cash Equivalents	12 Months Ended
Mar. 31, 2020
Cash And Cash Equivalents [Abstract]
Cash and Cash Equivalents
23)	CASH AND CASH EQUIVALENTS

	As at March 31
Particulars	2019	2020
Cash in hand	93	90
Funds in transit	45,108	4,631
Bank balances	132,789	113,477
Term deposits	—	11,683
Total	177,990	129,881

Funds in transit represents the amount collected from customers through credit cards /net banking which is outstanding as at the year end and credited to Group’s bank accounts subsequent to the year end. Funds in transit from related parties are disclosed in note 39.

The Group’s exposure to interest rate risk and a sensitivity analysis for financial assets and financial liabilities is disclosed in note 6 and 36.